Exhibit 10.3

VERITEX HOLDINGS, INC.

FIRST AMENDED
2010 STOCK OPTION AND EQUITY INCENTIVE PLAN

VERITEX HOLDINGS, INC.

FIRST AMENDED

2010 STOCK OPTION AND EQUITY INCENTIVE PLAN

SECTION I. ESTABLISHMENT AND PURPOSE.

The purpose of the Plan is to offer (i) selected persons an opportunity to acquire a proprietary interest in the success of the Company, or to increase such interest, by purchasing Shares of the Company’s Stock; (ii) attract and retain persons eligible to participate in the Plan; (iii) motivate Participants by means of appropriate equity-based incentives to achieve long-range goals; and (iv) provide incentive compensation opportunities that are competitive with those of similar companies thereby promote the long-term financial interest of the company and its subsidiaries. The Plan provides both for the direct award or sale of Shares and for the grant of Options to purchase Shares. Options granted under the Plan may include Nonstatutory Options as well as ISOs intended to qualify under Section 422 of the Code.

Capitalized terms are defined in Section 12.

SECTION 2. ADMINISTRATION.

(a)                                 Board of Directors. The Plan will be administered by the Board of Directors. The Board of Directors shall have the power, authority and discretion to: (i) designate participants; (ii) determine the type and number of Awards to be granted to Participants and the number of shares to Stock of which an award will relate; and (iii) determine the terms and conditions of any award, including but not limited to, exercise price, grant price, vesting schedule or purchase price, and any restrictions or limitations.

(b)                                 Authority of the Board of Directors. Subject to the provisions of the Plan, the Board of Directors shall have full authority and discretion to take any actions it deems necessary or advisable for the administration of the Plan. All decisions, interpretations and other actions of the Board of Directors shall be final and binding on all Purchasers, all Optionees and all persons deriving their rights from a Purchaser or Optionee.

SECTION 3. ELIGIBILITY.

(a)                                 General Rule. Only Employees, Officers, Outside Directors and Consultants shall be eligible for the grant of Nonstatutory Options or the direct award or sale of Shares. Only Employees and Officers shall be eligible for the grant of ISOs.

(b)                                 Ten-Percent Stockholders. A person who owns more than 10% of the total combined voting power of all classes of outstanding stock of the Company, its Parent or any of its Subsidiaries shall not be eligible for the grant of an ISO unless (i) the Exercise Price is at least 110% of the Fair Market Value of a Share on the date of grant and (ii) such ISO by its terms is not exercisable after the expiration of five years from the date of grant. For purposes of this Subsection (b), in determining stock ownership, the attribution rules of Section

424(d) of the Code shall be applied.

SECTION 4. STOCK SUBJECT TO PLAN.

(a)                                 Basic Limitation. The Company may make awards or grant options to purchase up to 1,000,000 shares of common stock of the Company. Shares may be issued under the Plan (subject to Subsection (b) below and Section 8). The number of Shares that are subject to Options or other rights outstanding at any time under the Plan shall not exceed the number of Shares that then remain available for issuance under the Plan. The Company, during the term of the Plan, shall at all times reserve and keep available sufficient Shares to satisfy the requirements of the Plan. Shares offered under the Plan may be authorized but unissued Shares or treasury Shares.

(b)                                 Additional Shares. In the event that Shares previously issued under the Plan are reacquired by the Company pursuant to a forfeiture provision, right of repurchase or right of first refusal, such Shares shall be added to the number of Shares then available for issuance under the Plan. However, the aggregate number of Shares issued upon the exercise of ISOs (including Shares reacquired by the Company) shall in no event exceed the number specified in Subsection (a) above. In the event that an outstanding Option or other right for any reason expires or is canceled, the Shares allocable to the unexercised portion of such Option or other right shall not reduce the number of Shares available for issuance under the Plan.

SECTION 5. TERMS AND CONDITIONS OF AWARDS OR SALES.

(a)                                 Stock Grant Agreement. Each grant or sale of Shares under the Plan (other than upon exercise of an Option) shall be evidenced by a Stock Grant Agreement between the Grantee and the Company. Such grant or sale shall be subject to all applicable terms and conditions of the Plan and may be subject to any other terms and conditions which are not inconsistent with the Plan and which the Board of Directors deems appropriate for inclusion in a Stock Grant Agreement. The provisions of the various Stock Grant Agreements entered into under the Plan need not be identical.

(b)                                 Duration of Offers and Nontransferability of Rights. Any right to acquire Shares under the Plan (other than an Option) shall automatically expire if not exercised by the Grantee within 30 days after the grant of such right was communicated to the Grantee and becomes exercisable by the Grantor. Such right shall not be transferable and shall be exercisable only by the Grantee to whom such right was granted.

(c)                                  Withholding Taxes. As a condition to the grant of Shares, Nonstatutory Options or ISOs the Grantee shall make such arrangements as the Board of Directors may require for the satisfaction of any federal, state, local or foreign withholding tax obligations that may arise in connection with such purchase.

(d)                                 Restrictions on Transfer of Shares. Any Shares granted under the Plan shall be subject to such special forfeiture conditions, rights of repurchase, rights of first refusal and other transfer restrictions as the Board of Directors may determine. Such restrictions shall be set forth in the applicable Stock Grant Agreement and shall apply in addition to any restrictions that may apply to holders of Shares generally. A Stock Grant Agreement may provide for accelerated vesting in the event of the Purchaser’s death, disability or retirement or other events.

(e)                                  Termination of Status. If a Participant’s employment or other relationship with the Company is terminated for any reason whatsoever, regardless of the circumstances thereof, and including without limitation, upon death, disability, retirement, discharge, or resignation for any reason, whether voluntary or involuntary, any unvested grant of Shares under the Plan to such Participant shall terminate on the date of such termination.

(f)                                   Board Discretion. The terms of each type of award need not be identical, and the Board need not treat participants uniformly.

(g)                                 Maintenance of Exemption from Code Section 409A. Awards issued under this Plan are intended to meet the requirements for exemption from coverage under Code Section 409A and all grants shall be construed and administered accordingly.

SECTION 6. TERMS AND CONDITIONS OF OPTIONS.

(a)                                 Stock Option Agreement. Each grant of an Option under the Plan shall be evidenced by a Stock Option Agreement between the Optionee and the Company. Such Option shall be subject to all applicable terms and conditions of the Plan and may be subject to any other terms and conditions which are not inconsistent with the Plan and which the Board of Directors deems appropriate for inclusion in a Stock Option Agreement. The provisions of the various Stock Option Agreements entered into under the Plan need not be identical.

(b)                                 Number of Shares. Each Stock Option Agreement shall specify the number of Shares that are subject to the Option and shall provide for the adjustment of such number in accordance with Section 8. The Stock Option Agreement shall also specify whether the Option is an ISO or a Nonstatutory Option.

(c)                                  Exercise Price. Each Stock Option Agreement shall specify the Exercise Price. The Exercise Price of an ISO shall not be less than 100% of the Fair Market Value of a Share on the date of grant, and a higher percentage may be required by Section 3(b). The Exercise Price of a Nonstatutory Option to purchase newly issued Shares shall not be less than 100% of the Fair Market Value of a Share on the date of grant. Subject to the preceding two sentences, the Exercise Price under an Option shall be determined by the Board of Directors at its sole discretion. The Exercise Price shall be payable in a form described in Section 7.

(d)                                 Exercisability. Each Stock Option Agreement shall specify the date when all or any installment of the Option is to become exercisable. No Option shall be exercisable unless the Optionee has delivered an executed copy of the Stock Option Agreement to the Company. The Board of Directors shall determine the exercisability provisions of any Stock Option Agreement at its sole discretion. After an option becomes exercisable in accordance with the terms of the Stock Option Agreement, it may be exercised by the Optionee by giving written notice to Company as set forth in the Stock Option Agreement on a form provided by Company and by paying to Company as set forth in the Stock Option Agreement, the Exercise Price as set forth herein.

(e)               Accelerated Exercisability. Unless the applicable Stock Option Agreement provides otherwise, all of an Optionee’s Options shall become exercisable in full if the Company is subject to a Change in Control before the Optionee’s Service terminates. A Stock Option Agreement may also provide for accelerated exercisability in the event of the Optionee’s death, disability or retirement or other events.

(f)                                   Term. The Stock Option Agreement shall specify the term of the Option. The term shall not exceed 10 years from the date of grant, and in the case of an ISO a shorter term may be required by Section 3(b). Subject to the preceding sentence, the Board of Directors at its sole discretion shall determine when an Option is to expire. A Stock Option Agreement may provide for expiration prior to the end of its term in the event of the termination of the Optionee’s Service or death.

(g)                                 Restrictions on Transfer of Shares. Any Shares issued upon exercise of an Option shall be subject to such special forfeiture conditions, rights of repurchase, rights of first refusal and other transfer restrictions as the Board of Directors may determine. Such restrictions shall be set forth in the applicable Stock Option Agreement and shall apply in addition to any restrictions that may apply to holders of Shares generally.

(h)                                 Transferability of Options. An Option shall be transferable by the Optionee only by (i) a beneficiary designation, (ii) a will or (iii) the laws of descent and distribution, except as provided in the next sentence. If the applicable Stock Option Agreement so provides, a Nonstatutory Option shall also be transferable by the Optionee by (i) a gift to a member of the Optionee’s Immediate Family or (ii) a gift to an inter vivos or testamentary trust in which members of the Optionee’s Immediate Family have a beneficial interest of more than 50% and which provides that such Nonstatutory Option is to be transferred to the beneficiaries upon the Optionee’s death. An ISO may be exercised during the lifetime of the Optionee only by the Optionee or by the Optionee’s guardian or legal representative.

(i)                                    Withholding Taxes. As a condition to the exercise of an Option, the Optionee shall make such arrangements as the Board of Directors may require for the satisfaction of any federal, state, local or foreign withholding tax obligations that may arise in connection with such exercise. The Optionee shall also make such arrangements as the Board of Directors may require for the satisfaction of any federal, state, local or foreign withholding tax obligations that may arise in connection with the disposition of Shares acquired by exercising an Option.

(j)                                    No Rights as a Stockholder. An Optionee, or a transferee of an Optionee, shall have no rights as a stockholder with respect to any Shares covered by the Optionee’s Option until such person becomes entitled to receive such Shares by filing a notice of exercise and paying the Exercise Price pursuant to the terms of such Option and such Shares are issued by the Company.

(k)                                 Modification, Extension and Assumption of Options. Within the limitations of the Plan, the Board of Directors may modify, extend or assume outstanding Options or may accept the cancellation of outstanding Options (whether granted by the Company or another issuer) in return for the grant of new Options for the same or a different number of Shares and at the same or a different Exercise Price. The foregoing notwithstanding, no modification of an Option shall, without the consent of the Optionee, impair the Optionee’s rights or increase the Optionee’s obligations under such Option.

(l)                                    Termination of Status. If a Participant’s employment or other relationship with the Company is terminated for any reason whatsoever, regardless of the circumstances thereof, and including without limitation, upon death, disability, retirement, discharge, or resignation for any reason, whether voluntary or involuntary, the Options issued to such Participant shall terminate on the date of such termination and shall thereupon not be exercisable to any extent whatsoever.

SECTION 7. PAYMENT FOR SHARES.

(a)                                 General Rule. The entire Purchase Price or Exercise Price of Shares issued under the Plan shall be payable in cash or cash equivalents at the time when such Shares are purchased, except as otherwise provided in this Section 7.

(b)                                 Surrender of Stock. To the extent that a Stock Option Agreement so provides, all or any part of the Exercise Price may be paid by surrendering, or attesting to the ownership of, Shares that are already owned by the Optionee. Such Shares shall be surrendered to the Company in good form for transfer and shall be valued at their Fair Market Value on the date when the Option is exercised. The Optionee shall not surrender, or attest to the ownership of, Shares in payment of the Exercise Price if such action would cause the Company to recognize compensation expense (or additional compensation expense) with respect to the Option for financial reporting purposes.

(c)                                  Services Rendered. At the discretion of the Board of Directors, Shares may be awarded under the Plan in consideration of services rendered to the Company, a Parent or a Subsidiary prior to the award.

(d)                                 Promissory Note. To the extent that a Stock Option Agreement or Stock Grant Agreement so provides, all or a portion of the Exercise Price or Purchase Price (as the case may be) of Shares issued under the Plan may be paid with a full-recourse promissory note. However, the par value of the Shares, if newly issued, shall be paid in cash or cash equivalents. The Shares shall be pledged as security for payment of the principal amount of the promissory note and interest thereon. The interest rate payable under the terms of the promissory note shall not be less than the minimum rate (if any) required to avoid the imputation of additional interest under the Code. Subject to the foregoing, the Board of Directors (at its sole discretion) shall specify the term, interest rate, amortization requirements (if any) and other provisions of such note.

SECTION 8. COMPANY RIGHT OF REPURCHASE

(a)                                 Exercise the Right. The Company shall have the right (the “Repurchase Right”) to repurchase some or all of the Shares (whether acquired by grant or option) which the Participant has received or elected to exercise from the Participant, upon the occurrence of any of the events specified in Section 7(b) below (each, a “Repurchase Event”). The Repurchase Right may be exercised by the Company within 180 days following the date of such Repurchase Event (the “Repurchase Period”). The Repurchase Right shall be exercised by the Company by giving the holder written notice on or before the last day of the Repurchase Period of its intention to exercise the Repurchase Right, and, together with such notice, tendering to the holder an amount equal to the Repurchase Price of the Shares, determined as provided in Section 7(c). The Company may assign the Repurchase Right to one or more persons or legal entities. Upon exercise of the Repurchase Right in the manner provided in this Section 7(a), the Participant shall deliver to the Company the stock certificate or certificates representing the Shares being repurchased, duly endorsed and free and clear of any and all liens, charges, and encumbrances.

If Shares are not purchased under the Repurchase Right, the Participant and his or her successor in interest, if any, will hold any such shares in his or her possession subject to all the provisions of this Section 7 and Section 8 hereof.

(b)                                 Company’s Right to Exercise Repurchase Right. The Company shall have the Repurchase Right in the event that any of the following events shall occur:

(i)                                The termination of the Participant’s employment with the Company and its Subsidiaries for any reason whatsoever, regardless of the circumstances thereof, and including without limitation upon death, disability, retirement, discharge, or resignation for any reason, whether voluntary or involuntarily; or

(ii)                             The (x) filing of a voluntary petition under any bankruptcy or insolvency law, or a petition for the appointment of a receiver or the making of an assignment for the benefit of creditors, with respect to the Participant, or (y) the Participant being subjected involuntarily to a petition or assignment or to an attachment or other legal or equitable interest with respect to his or her assets, which involuntary petition or assignment or attachment is not discharged within 60 days after its date, or (z) the Participant being subject to a transfer of Shares by operation of law, except by reason of death.

(c)                                  Determination of Repurchase Price. For purposes of this Section 7, the Repurchase Price of the Shares shall be, the lesser of the Option Price, the Grant Price, or the Fair Market Value of the Shares as determined by the Board as of the date of the Repurchase Event. The Fair Market Value, if shares of the Common Stock are not then publicly traded, shall be determined by any reasonable method chosen by the Board including, for example, any valuation method described in Treasury Regulation Sec. 20.2031.2, or as determined pursuant to the applicable Stock Option Agreement or Stock Grant Agreement.

(d)                                 Expiration of Company’s Repurchase Right. The Repurchase Right shall remain in effect until and shall terminate upon the closing of an Initial Public Offering.

SECTION 9. ADJUSTMENT OF SHARES.

(a)                                 General. In the event of a subdivision of the outstanding Stock, a declaration of a dividend payable in Shares, a declaration of an extraordinary dividend payable in a form other than Shares in an amount that has a material effect on the Fair Market Value of the Stock, a combination or consolidation of the outstanding Stock into a lesser number of Shares, a recapitalization, a spin-off, a reclassification or a similar occurrence, the Board of Directors may make appropriate adjustments in one or more of (i) the number of Shares available for future grants under Section 4, (ii) the number of Shares covered by each outstanding Option or (iii) the Exercise Price under each outstanding Option.

(b)                                 Mergers and Consolidations. In the event that the Company is a party to a merger or consolidation, outstanding Options shall be subject to the agreement of merger or consolidation. Such agreement shall provide for:

(i)                                     The continuation of such outstanding Options by the Company (if the Company is the surviving corporation);

(ii)                                  The assumption of the Plan and such outstanding Options by the surviving corporation or its parent;

(iii)                               The substitution by the surviving corporation or its parent of options with substantially the same terms for such outstanding Options;

(iv)                              The full exercisability of such outstanding Options and full vesting of the Shares subject to such Options, followed by the cancellation of such Options; or

(v)                                 The settlement of the full value of such outstanding Options (whether or not then exercisable) in cash or cash equivalents, followed by the cancellation of such Options.

(c)                                  Reservation of Rights. Except as provided in this Section 8, an Optionee or Purchaser shall have no rights by reason of (i) any subdivision or consolidation of shares of stock of any class, (ii) the payment of any dividend or (iii) any other increase or decrease in the number of shares of stock of any class. Any issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or Exercise Price of Shares subject to an Option. The grant of an Option pursuant to the Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure, to merge or consolidate or to dissolve, liquidate, sell or transfer all or any part of its business or assets.

SECTION 10. SECURITIES LAW REQUIREMENTS.

Shares shall not be issued under the Plan unless the issuance and delivery of such Shares comply with (or are exempt from) all applicable requirements of law, including (without limitation) the Securities Act of 1933, as amended, the rules and regulations promulgated thereunder, state securities laws and regulations, and the regulations of any stock exchange or other securities market on which the Company’s securities may then be traded.

SECTION 11. NO RETENTION RIGHTS.

Nothing in the Plan or in any right or Option granted under the Plan shall confer upon the Purchaser or Optionee any right to continue in Service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Company (or any Parent or Subsidiary employing or retaining the Purchaser or Optionee) or of the Purchaser or Optionee, which rights are hereby expressly reserved by each, to terminate his or her Service at any time and for any reason, with or without cause.

SECTION 12. DURATION AND AMENDMENTS.

(a)                                 Term of the Plan. The Plan, as set forth herein, shall become effective on the date of its adoption by the Board of Directors, subject to the approval of the Company’s stockholders. If the stockholders fail to approve the Plan within 12 months after its adoption by the Board of Directors, then any grants, exercises or sales that have already occurred under the Plan shall be rescinded and no additional grants, exercises or sales shall thereafter be made under the Plan. The Plan shall terminate automatically 10 years after the later of (i) its adoption by the Board of Directors or (ii) the most recent increase in the number of Shares reserved under Section 4 that was approved by the Company’s stockholders. The Plan may be terminated on any earlier date pursuant to Subsection (b) below.

(b)                                 Right to Amend or Terminate the Plan. The Board of Directors may amend, suspend or terminate the Plan at any time and for any reason; provided, however, that any amendment of the Plan shall be subject to the approval of the Company’s stockholders if it (i) increases the number of Shares available for issuance under the Plan (except as provided in Section 8) or (ii) materially changes the class of persons who are eligible for the grant of ISOs. Stockholder approval shall not be required for any other amendment of the Plan. If the stockholders fail to approve an increase in the number of Shares reserved under Section 4 within 12 months after its adoption by the Board of Directors, then any grants, exercises or sales that have already occurred in reliance on such increase shall be rescinded and no additional grants, exercises or sales shall thereafter be made in reliance on such increase.

(e)                                  Effect of Amendment or Termination. No Shares shall be issued or sold under the Plan after the termination thereof, except upon exercise of an Option granted prior to such termination. The termination of the Plan, or any amendment thereof, shall not affect any Share previously issued or any Option previously granted under the Plan.

SECTION 13. DEFINITIONS.

(a)                                 “Board of Directors” shall mean the Board of Directors of the Company, as constituted from time to time.

(b)                                 “Change in Control” shall mean: (i) the consummation of a merger or consolidation of the Company with or into another entity or any other corporate reorganization,

if persons who were not stockholders of the Company immediately prior to such merger, consolidation or other reorganization own immediately after such merger, consolidation or other reorganization 50% or more of the voting power of the outstanding securities of each of (A) the continuing or surviving entity and (B) any direct or indirect parent corporation of such continuing or surviving entity; or (ii) the sale, transfer or other disposition of all or substantially all of the Company’s assets.

(c)                                  “Code” shall mean the Internal Revenue Code of 1986, as amended.

(d)                                 “Committee” shall mean a committee of the Board of Directors, as described in Section 2(a).

(e)                                  “Company” shall mean Veritex Holdings, Inc., a Texas corporation.

(f)                                   “Consultant” shall mean a person who performs bona fide services for the Company, a Parent or a Subsidiary as a consultant or advisor, excluding Employees and Outside Directors.

(g)                                 “Employee” shall mean any individual who is a common-law employee of the Company, a Parent or a Subsidiary.

(h)                                 “Exercise Price” shall mean the amount for which one Share may be purchased upon exercise of an Option, as specified by the Board of Directors in the applicable Stock Option Agreement.

(i)                                    “Fair Market Value” shall mean the fair market value of a Share, as determined by the Board of Directors in good faith. Such determination shall be conclusive and binding on all persons.

(j)                                    “Immediate Family” shall mean any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in- law, brother-in-law or sister-in-law and shall include adoptive relationships.

(k)                                 “ISO” shall mean an employee incentive stock option described in Section 422(b) of the Code.

(l)                                    “Nonstatutory Option” shall mean a stock option not described in Sections 422(b) or 423(b) of the Code.

(m)                             “Option” shall mean an ISO or Nonstatutory Option granted under the Plan and entitling the holder to purchase Shares.

(n)                                 “Optionee” shall mean a person who holds an Option.

(o)                                 “Outside Director” shall mean a member of the Board of Directors who is not an Employee.

(p)                                 “Parent” shall mean any corporation (other than the Company) in an unbroken chain of corporations ending with the Company, if each of the corporations other than the

Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. A corporation that attains the status of a Parent on a date after the adoption of the Plan shall be considered a Parent commencing as of such date,

(q)                                      “Plan” shall mean this Veritex Holdings, Inc. Stock Option and Equity Incentive Plan.

(r)                                       “Purchase Price” shall mean the consideration for which one Share may be acquired under the Plan (other than upon exercise of an Option), as specified by the Board of Directors.

(s)                                        “Purchaser” shall mean a person to whom the Board of Directors has offered the right to acquire Shares under the Plan (other than upon exercise of an Option).

(t)                                         “Service” shall mean service as an Employee, Outside Director or Consultant.

(u)                                      “Share” shall mean one share of Stock, as adjusted in accordance with Section 8 (if applicable).

(v)                                      “Stock” shall mean the Common Stock of the Company, no par value.

(w)                                    “Stock Option Agreement” shall mean the agreement between the Company and an Optionee that contains the terms, conditions and restrictions pertaining to the Optionee’s Option.

(x)                                      “Stock Grant Agreement” shall mean the agreement between the Company and a Purchaser who acquires Shares under the Plan that contains the terms, conditions and restrictions pertaining to the acquisition of such Shares.

(y)                                      “Subsidiary” shall mean any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company, if each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. A corporation that attains the status of a Subsidiary on a date after the adoption of the Plan shall be considered a Subsidiary commencing as of such date.

STOCK GRANT AGREEMENT PURSUANT TO THE

VERITEX HOLDINGS, INC. 2010 EQUITY INCENTIVE PLAN

This STOCK GRANT AGREEMENT (this “Agreement”) is made as of the        day of                                       , 20      , by Veritex Holdings, Inc, (the “Company”), and                                                          (“Holder”).

In connection with and pursuant to the Veritex Holdings, Inc. 2010 Stock Option and Equity Incentive Plan (the “Plan”), as amended or modified from time to time, a stock award is granted by the Board to Holder pursuant and subject to, the Plan on the following terms and conditions:

SECTION I

DEFINED TERMS

Unless otherwise defined herein or, unless the context requires a different definition, capitalized terms used herein shall have the meanings assigned to them in the Plan.

SECTION II

GRANT AND TIME OF VESTING

Effective as of                       ,           , the Company grants to Holder, subject to the terms and provisions set forth hereinafter and in the Plan, the right to receive the number of shares set forth in Exhibit A of the presently authorized but unissued common stock (“Common Stock”), of the Company (the rights hereby granted being hereinafter referred to as the “Grant”).

The Grant shall not be considered granted unless and until Holder delivers to the Company a fully executed counterpart hereof. Thereafter, the Grant shall vest in accordance with the Schedule set forth on Exhibit A, subject to any termination, acceleration or change in such Schedule set forth in this Agreement apart from Exhibit A.

Neither the Grant nor any other rights granted under this Agreement may be exercised after the Expiration Date set forth on Exhibit A and, before that time, the Grant may be terminated as hereinafter provided.

SECTION III

WITHHOLDING

The Company will, as soon as is reasonably possible, notify the Holder of the amount of withholding tax, if any, that must be paid under federal, state and local law due to vesting of the Grant. The Company shall have no obligation to deliver certificates for the shares purchased until Holder pays to the Company the amount of withholding specified in the Company’s notice in cash.

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SECTION IV

TERMINATION OF EMPLOYMENT/SERVICE

If a Holder’s employment (or other service) with the Company terminates for any reason whatsoever, regardless of the circumstances thereof, and including without limitation upon death, disability, retirement, discharge, or resignation for any reason, whether voluntary or involuntarily the Grant, to the extent not previously vested, will terminate on the date of such termination of employment (or service).

SECTION V

ACCELERATION OF VESTING

Upon the occurrence of a Change in Control, the Grant (to the extent not previously terminated or forfeited) shall become fully vested as to all shares subject to it.

SECTION VI

NON-ASSIGNABILITY AND TERM OF GRANT

The Grant shall not be transferrable or assignable by the Holder, other than by will or the laws of descent and distribution. No invested Grant shall be subject to execution, attachment, or similar process.

It is expressly agreed that, anything contained herein to the contrary notwithstanding, this Agreement shall not constitute, or be evidence of, any agreement or understanding, express or implied, that the Company or a Subsidiary will employ Holder for any period of time or in any position or for any particular compensation.

SECTION VII

COMPANY RIGHT OF REPURCHASE

(a)                                 Exercise the Right.  The Company shall have the right (the “Repurchase Right”) to repurchase some or all of the Shares which the Holder has acquired upon the occurrence of any of the events specified in Section 7(b) below (each, a “Repurchase Event”).  The Repurchase Right may be exercised by the Company within 180 days following the date of such Repurchase Event (the “Repurchase Period”).  The Repurchase Right shall be exercised by the Company by giving the Holder written notice on or before the last day of the Repurchase Period of its intention to exercise the Repurchase Right, and, together with such notice, tendering to the holder an amount equal to the Repurchase Price of the Shares, determined as provided in Section 7(c).  The Company may assign the Repurchase Right to one or more persons or legal entities.  Upon exercise of the Repurchase Right in the manner provided in this Section 7(a), the Holder shall deliver to the Company the stock certificate or certificates representing the Shares being repurchased, duly endorsed and free and clear of any and all liens, charges, and encumbrances.

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If Shares are not purchased under the Repurchase Right, the Holder and his or her successor in interest, if any, will hold any such shares in his or her possession subject to all the provisions of this Section 7 and Section 8 hereof.

(b)                                 Company’s Right to Exercise Repurchase Right.  The Company shall have the Repurchase Right in the event that any of the following events shall occur:

(i)                                     The termination of the Holder’s employment with the Company and its Subsidiaries for any reason whatsoever, regardless of the circumstances thereof, and including without limitation upon death, disability, retirement, discharge, or resignation for any reason, whether voluntary or involuntarily; or

(ii)                                  The (x) filing of a voluntary petition under any bankruptcy or insolvency law, or a petition for the appointment of a receiver or the making of an assignment for the benefit of creditors, with respect to the Holder, or (y) the Holder being subjected involuntarily to a petition or assignment or to an attachment or other legal or equitable interest with respect to his or her assets, which involuntary petition or assignment or attachment is not discharged within 60 days after its date, or (z) the Holder being subject to a transfer of Shares by operation of law, except by reason of death.

(c)                                  Determination of Repurchase Price.  For purposes of this Section 7, the Repurchase Price of the Option Shares shall be, the lesser of the Grant Price (as set forth in Exhibit A) or the Fair Market Value of the Shares as determined by the Board as of the date of the Repurchase Event.  The Fair Market Value, if shares of the Common Stock are not then publicly traded, shall be determined by any reasonable method chosen by the Board including, for example, any valuation method described in Treasury Regulation Sec. 20.2031.2, or as determined pursuant to the applicable Stock Option Agreement or Stock Grant Agreement.

(d)                                 Expiration of Company’s Repurchase Right.  The Repurchase Right shall remain in effect until and shall terminate upon the closing of an Initial Public Offering.

SECTION VIII

COMPANY’S RIGHT OF FIRST REFUSAL

(a)                                 Exercise of Right.  If, at a time other than within the period specified in this Section 8(a) and without limiting any other restrictions on transfer of any Shares set forth in any other agreement or otherwise, the Holder desires to transfer all or any part of the Shares to any person other than the Company (an “Offeror”); the Holder shall: (i) obtain in writing an irrevocable and unconditional bona fide offer (the “Offer”) for the purchase thereof from the Offeror; and (ii) give written notice (the “Option Notice”) to the Company setting forth the Holder’s desire to transfer such shares, which Option Notice shall be accompanied by a photocopy of the Offer and shall set forth the name and address of the Offeror and the price and terms of the Offer.  Upon receipt of the Option Notice, the Company shall have an assignable option to purchase any or all of such Shares (the “Company Option Shares”) specified in the Option Notice, such option to be exercisable by giving, within 30 days after receipt of the Option

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Notice, a written counter notice to the Holder.  If the Company elects to purchase any or all of such Company Option Shares, it shall be obligated to purchase, and the Holder shall be obligated to sell to the Company, such Company Option Shares at the price and terms indicated in the Offer within 20 days after the date of the delivery by the Company of such counter notice.

(b)                                 Sale of Option Shares to Offeror.  The Holder may, for 30 days after the expiration of the 20-day option period as set forth in Section 8(a), sell to the Offeror, pursuant to the terms of the Offer, any or all of such Company Option Shares not purchased or agreed to be purchased by the Company or its assignee.  If any or all of such Company Option Shares are not sold pursuant to an Offer within the time permitted above, the unsold Company Option Shares shall remain subject to the terms of this Section 8.

(c)                                  Adjustment for Changes in Capital Structure.  If there shall be any change in the Common Shares of the Company through merger, consolidation, reorganization, recapitalization, stock dividend, stock split, combination or exchange of shares, or the like, the restrictions contained in this Section 8, shall exchange for, or by virtue of his or her ownership of Shares.

(d)                                 Failure to Deliver Option Shares.  If the Holder fails or refuses to deliver on a timely basis duly endorsed certificates representing Company Option Shares to be sold to the Company or its assignee pursuant to this Section 8, the Company shall have the right to deposit the purchase price for such Company Option Shares in a special account with any bank or trust company, giving notice of such deposit to the Holder, whereupon such Company Option Shares shall be deemed to have been purchased by the Company.  All such monies shall be held by the bank or trust company for the benefit of the Holder.  All monies deposited with the bank or trust company but remaining unclaimed for two years after the date of deposit shall be repaid by the bank or trust company to the Company on demand, and the Holder shall thereafter look only to the Company for payment.  The Company may place a legend on any certificate for Option Shares delivered to the Holder reflecting the restrictions on transfer provided in this Section 8.

(e)                                  Expiration of Company’s Right of First Refusal.  The first refusal of rights of the Company set forth above shall remain in effect until the closing of an Initial Public Offering.

SECTION IX

RIGHTS OF HOLDER IN STOCK

Neither Holder, nor his successor in interest, shall have any of the rights of a shareholder of the Company with respect to the shares until such shares are issued by the Company.

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SECTION X

NOTICES

Any notice to be given hereunder shall be in writing and shall be addressed to the Company in care of                                               , and any notice to be given to the Holder shall be addressed to the address designated below the signature appearing hereinafter, or at such other address as either party may hereafter designate in writing to the other.

Any such notice shall have been deemed duly given upon three (3) days of sending such notice enclosed in a properly sealed envelope, addressed as aforesaid, registered or certified and deposited (with the proper postage and registration or certificate fee prepaid) in the United States mail.

SECTION XI

SUCCESSORS OR ASSIGNS OF THE COMPANY

The Grant shall be binding upon and shall inure to the benefit of any successor of the Company.

SECTION XII

MISCELLANEOUS

(a)                                 Designation of Beneficiary. The Holder shall have the right to appoint any individual or legal entity in writing, on Exhibit C hereto, as his beneficiary to receive any Shares (to the extent not previously terminated or forfeited) under this Agreement upon the Holder’s death. Such designation under this Agreement may be revoked by the Holder at any time and a new beneficiary may be appointed by the Holder by execution and submission to the Board of a revised Exhibit C to this Agreement. In order to be effective, a designation of beneficiary must be completed by the Holder on Exhibit C and received to the Board, or its designee, prior to the date of the Holder’s death. In the absence of such designation, the Holder’s beneficiary shall be the legal representative of the Holder’s estate.

(b)                                 Incapacity of Holder or Beneficiary. If any person entitled to a distribution under this Agreement is deemed by the Board to be incapable of making an election hereunder or of personally receiving and giving a valid receipt for such distribution hereunder, then, unless and until an election or claim therefore shall have been made by a duly appointed guardian or other legal representative of such person, the Board may provide for such election or distribution or any part thereof to be made to any other person or institution then contributing toward or providing for the care and maintenance of such person. Any such distribution shall be a distribution for the account of such person and a complete discharge of any liability of the Board, the Company and the Plan therefore.

(c)                                  Incorporation of the Plan. The terms and provisions of the Plan, as the same may be amended from time to time, are hereby incorporated in this Agreement. Unless otherwise specifically stated herein, such terms and provisions shall control in the event of any inconsistency between the Plan and this Agreement.

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(d)                                 Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY THE LAWS OF THE STATE OF TEXAS AND ALL APPLICABLE FEDERAL LAWS. THE SECURITIES ISSUED HEREUNDER SHALL BE GOVERNED BY AND IN ACCORDANCE WITH THE CORPORATE SECURITIES LAWS OF THE STATE OF TEXAS.

(e)                                  Gender. Reference to the masculine herein shall be deemed to include the feminine, wherever appropriate.

(f)                                   Counterparts. This Agreement may be executed in one or more counterparts, which shall together constitute a valid and binding agreement.

IN WITNESS WHEREOF, this Agreement has been executed by the Company and the Holder as of the date and year first written above.

HOLDER	COMPANY

VERITEX HOLDINGS, INC.

By:
Name	Its:
Address

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EXHIBIT A

1. Board Approval Date:

2. Date of Grant:	, 20

3. Holder:

4. Number of Shares:	( ) of shares (voting) of Common Stock

5. Initial Vesting Date:
6. Grant Price per Share:	($ )

7. Vesting Schedule:

8. Expiration Date:	(not more than ten years from Date of Grant.)

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STOCK OPTION AGREEMENT PURSUANT TO THE

VERITEX HOLDINGS, INC. 2010 EQUITY INCENTIVE PLAN

This STOCK OPTION AGREEMENT (this “Agreement”) is made as of the        day of                                       , 20      , by Veritex Holdings, Inc, (the “Company”), and                                                          (“Holder”).

In connection with and pursuant to the Veritex Holdings, Inc. 2010 Stock Option and Equity Incentive Plan (the “Plan”), as amended or modified from time to time, a stock option is granted by the Board to Holder pursuant and subject to, the Plan on the following terms and conditions:

SECTION I

DEFINED TERMS

Unless otherwise defined herein or, unless the context requires a different definition, capitalized terms used herein shall have the meanings assigned to them in the Plan.

SECTION II

OPTIONS, OPTION PRICE AND TIME OF EXERCISE

Effective as of                       ,               , the Company grants to Holder, subject to the terms and provisions set forth hereinafter and in the Plan, the right and option to purchase all or any part of the number of shares set forth in Exhibit A of the presently authorized but unissued common stock (“Common Stock”), of the Company at the purchase price per share set forth as the Option Price in Exhibit A (the option hereby granted being hereinafter referred to as the “Option”).

The Option shall not be considered granted (as of the effective date described above) or become exercisable unless and until Holder delivers to the Company a fully executed counterpart hereof. Thereafter, the Option shall be exercisable in accordance with the Exercise Schedule set forth on Exhibit A, subject to any termination, acceleration or change in such Exercise Schedule set forth in this Agreement apart from Exhibit A.

Neither the Option nor any other rights granted under this Agreement may be exercised after the Expiration Date set forth on Exhibit A and, before that time, the Option may be terminated as hereinafter provided. If Holder does not purchase the full number of shares to which he is entitled in any one year, he may purchase such shares in the next year specified in the Exercise Schedule hereto, in addition to the shares which he is otherwise entitled to purchase in the next year.

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SECTION III

EXERCISE PROCEDURE, WITHHOLDING

Holder shall exercise the Option by notifying the Company of the number of shares that he desires to purchase and by delivering with such notice the full payment for the purchase price of the shares being purchased. Such purchase price shall be payable in cash.  The Option can be exercised subject to the Repurchase Option and the Right of First Refusal as to all Shares as set forth hereinafter.

The Company will, as soon as is reasonably possible, notify the Holder of the amount of withholding tax, if any, that must be paid under federal, state and local law due to exercise of the Option. The Company shall have no obligation to deliver certificates for the shares purchased until Holder pays to the Company the amount of withholding specified in the Company’s notice in cash.

SECTION IV

TERMINATION OF EMPLOYMENT/SERVICE

If an Optionee’s employment (or other service) with the Company terminates for any reason whatsoever, regardless of the circumstances thereof, and including without limitation upon death, disability, retirement, discharge, or resignation for any reason, whether voluntary or involuntarily the Options, to the extent not previously exercised, will terminate on the date of such termination of employment (or service).

SECTION V

ACCELERATION OF EXERCISE

Upon the occurrence of a Change in Control, the Option (to the extent not previously terminated or forfeited) shall become fully exercisable as to all shares subject to it.

SECTION VI

NON-ASSIGNABILITY AND TERM OF OPTION

The Option shall not be transferrable or assignable by the Holder, other than by will or the laws of descent and distribution and the Option shall be exercisable, during the Holder’s lifetime, only by him or, during periods of legal disability, by his legal representative. No Option shall be subject to execution, attachment, or similar process.

In no event may the Option be exercisable to any extent by anyone after the Expiration Date specified in Exhibit A. It is expressly agreed that, anything contained herein to the contrary notwithstanding, this Agreement shall not constitute, or be evidence of, any agreement or understanding, express or implied, that the Company or a Subsidiary will employ Holder for any period of time or in any position or for any particular compensation.

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SECTION VII

COMPANY RIGHT OF REPURCHASE

(a)                                 Exercise the Right.  The Company shall have the right (the “Repurchase Right”) to repurchase some or all of the Option Shares which the Optionee has elected to exercise from the Optionee, upon the occurrence of any of the events specified in Section 7(b) below (each, a “Repurchase Event”).  The Repurchase Right may be exercised by the Company within 180 days following the date of such Repurchase Event (the “Repurchase Period”).  The Repurchase Right shall be exercised by the Company by giving the holder written notice on or before the last day of the Repurchase Period of its intention to exercise the Repurchase Right, and, together with such notice, tendering to the holder an amount equal to the Repurchase Price of the Shares, determined as provided in Section 7(c).  The Company may assign the Repurchase Right to one or more persons or legal entities.  Upon exercise of the Repurchase Right in the manner provided in this Section 7(a), the Optionee shall deliver to the Company the stock certificate or certificates representing the Option Shares being repurchased, duly endorsed and free and clear of any and all liens, charges, and encumbrances.

If Option Shares are not purchased under the Repurchase Right, the Optionee and his or her successor in interest, if any, will hold any such shares in his or her possession subject to all the provisions of this Section 7 and Section 8 hereof.

(b)                                 Company’s Right to Exercise Repurchase Right.  The Company shall have the Repurchase Right in the event that any of the following events shall occur:

(i)                                     The termination of the Optionee’s employment with the Company and its Subsidiaries for any reason whatsoever, regardless of the circumstances thereof, and including without limitation upon death, disability, retirement, discharge, or resignation for any reason, whether voluntary or involuntarily; or

(ii)                                  The (x) filing of a voluntary petition under any bankruptcy or insolvency law, or a petition for the appointment of a receiver or the making of an assignment for the benefit of creditors, with respect to the Optionee, or (y) the Optionee being subjected involuntarily to a petition or assignment or to an attachment or other legal or equitable interest with respect to his or her assets, which involuntary petition or assignment or attachment is not discharged within 60 days after its date, or (z) the Optionee being subject to a transfer of Option Shares by operation of law, except by reason of death.

(c)                                  Determination of Repurchase Price.  For purposes of this Section 7, the Repurchase Price of the Option Shares shall be, the lesser of the Option Price or the Fair Market Value of the Option Shares as determined by the Board as of the date of the Repurchase Event.  The Fair Market Value, if shares of the Common Stock are not then publicly traded, shall be determined by any reasonable method chosen by the Board including, for example, any valuation method described in Treasury Regulation Sec. 20.2031.2, or as determined pursuant to the applicable Stock Option Agreement or Stock Grant Agreement.

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(d)                                 Expiration of Company’s Repurchase Right.  The Repurchase Right shall remain in effect until and shall terminate upon the closing of an Initial Public Offering.

SECTION VIII

COMPANY’S RIGHT OF FIRST REFUSAL

(a)                                 Exercise of Right.  If, at a time other than within the period specified in this Section 8(a) and without limiting any other restrictions on transfer of any Option Shares set forth in any other agreement or otherwise, the Optionee desires to transfer all or any part of the Option Shares to any person other than the Company (an “Offeror”); the Optionee shall: (i) obtain in writing an irrevocable and unconditional bona fide offer (the “Offer”) for the purchase thereof from the Offeror; and (ii) give written notice (the “Option Notice”) to the Company setting forth the Optionee’s desire to transfer such shares, which Option Notice shall be accompanied by a photocopy of the Offer and shall set forth the name and address of the Offeror and the price and terms of the Offer.  Upon receipt of the Option Notice, the Company shall have an assignable option to purchase any or all of such Option Shares (the “Company Option Shares”) specified in the Option Notice, such option to be exercisable by giving, within 30 days after receipt of the Option Notice, a written counter notice to the Optionee.  If the Company elects to purchase any or all of such Company Option Shares, it shall be obligated to purchase, and the Optionee shall be obligated to sell to the Company, such Company Option Shares at the price and terms indicated in the Offer within 20 days after the date of the delivery by the Company of such counter notice.

(b)                                 Sale of Option Shares to Offeror.  The Optionee may, for 30 days after the expiration of the 20-day option period as set forth in Section 8(a), sell to the Offeror, pursuant to the terms of the Offer, any or all of such Company Option Shares not purchased or agreed to be purchased by the Company or its assignee.  If any or all of such Company Option Shares are not sold pursuant to an Offer within the time permitted above, the unsold Company Option Shares shall remain subject to the terms of this Section 8.

(c)                                  Adjustment for Changes in Capital Structure.  If there shall be any change in the Common Shares of the Company through merger, consolidation, reorganization, recapitalization, stock dividend, stock split, combination or exchange of shares, or the like, the restrictions contained in this Section 8, shall exchange for, or by virtue of his or her ownership of Option Shares.

(d)                                 Failure to Deliver Option Shares.  If the Optionee fails or refuses to deliver on a timely basis duly endorsed certificates representing Company Option Shares to be sold to the Company or its assignee pursuant to this Section 8, the Company shall have the right to deposit the purchase price for such Company Option Shares in a special account with any bank or trust company, giving notice of such deposit to the Optionee, whereupon such Company Option Shares shall be deemed to have been purchased by the Company.  All such monies shall be held by the bank or trust company for the benefit of the Optionee.  All monies deposited with the bank or trust company but remaining unclaimed for two years after the date of deposit shall be repaid by the bank or trust company to the Company on demand, and the Optionee shall thereafter look

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only to the Company for payment.  The Company may place a legend on any certificate for Option Shares delivered to the Optionee reflecting the restrictions on transfer provided in this Section 8.

(e)                                  Expiration of Company’s Right of First Refusal.  The first refusal of rights of the Company set forth above shall remain in effect until the closing of an Initial Public Offering.

SECTION IX

RIGHTS OF HOLDER IN STOCK

Neither Holder, nor his successor in interest, shall have any of the rights of a shareholder of the Company with respect to the shares for which the Option is issued until such shares are issued by the Company.

SECTION X

NOTICES

Any notice to be given hereunder shall be in writing and shall be addressed to the Company, in care of the                                       , and any notice to be given to the Holder shall be addressed to the address designated below the signature appearing hereinafter, or at such other address as either party may hereafter designate in writing to the other. Any such notice shall have been deemed duly given upon three (3) days of sending such notice enclosed in a properly sealed envelope, addressed as aforesaid, registered or certified and deposited (with the proper postage and registration or certificate fee prepaid) in the United States mail.

SECTION XI

SUCCESSORS OR ASSIGNS OF THE COMPANY

The Option shall be binding upon and shall inure to the benefit of any successor of the Company.

SECTION XII

MISCELLANEOUS

(a)                                 Designation of Beneficiary. The Holder shall have the right to appoint any individual or legal entity in writing, on Exhibit C hereto, as his beneficiary to receive any Option (to the extent not previously terminated or forfeited) under this Agreement upon the Holder’s death. Such designation under this Agreement may be revoked by the Holder at any time and a new beneficiary may be appointed by the Holder by execution and submission to the Board of a revised Exhibit C to this Agreement. In order to be effective, a designation of beneficiary must be completed by the Holder on Exhibit C and received to the Board, or its designee, prior to the date of the Holder’s death. In the absence of such designation, the Holder’s beneficiary shall be the legal representative of the Holder’s estate.

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(b)                                 Incapacity of Holder or Beneficiary. If any person entitled to a distribution under this Agreement is deemed by the Board to be incapable of making an election hereunder or of personally receiving and giving a valid receipt for such distribution hereunder, then, unless and until an election or claim therefore shall have been made by a duly appointed guardian or other legal representative of such person, the Board may provide for such election or distribution or any part thereof to be made to any other person or institution then contributing toward or providing for the care and maintenance of such person. Any such distribution shall be a distribution for the account of such person and a complete discharge of any liability of the Board, the Company and the Plan therefore.

(c)                                  Incorporation of the Plan. The terms and provisions of the Plan, as the same may be amended from time to time, are hereby incorporated in this Agreement. Unless otherwise specifically stated herein, such terms and provisions shall control in the event of any inconsistency between the Plan and this Agreement.

(d)                                 Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY THE LAWS OF THE STATE OF TEXAS AND ALL APPLICABLE FEDERAL LAWS. THE SECURITIES ISSUED HEREUNDER SHALL BE GOVERNED BY AND IN ACCORDANCE WITH THE CORPORATE SECURITIES LAWS OF THE STATE OF TEXAS.

(e)                                  Gender. Reference to the masculine herein shall be deemed to include the feminine, wherever appropriate.

(f)                                   Counterparts. This Agreement may be executed in one or more counterparts, which shall together constitute a valid and binding agreement.

IN WITNESS WHEREOF, this Agreement has been executed by the Company and the Holder as of the date and year first written above.

HOLDER	COMPANY

VERITEX HOLDINGS, INC.

By:
Name	Its:
Address

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EXHIBIT A

1. Board Approval Date:

2. Date of Grant:	, 20

3. Holder:

4. Number of Shares:	( ) of shares (voting) of Common Stock

5. Initial Vesting Date:
6. Option Price per Share:	($ )

7. Vesting Schedule:

8. Expiration Date:	(not more than ten years from Date of Grant.)

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